EXHIBIT 99.1

                              SENSE HOLDINGS, INC.

                                LETTER OF INTENT


December 17, 2004


Zhejiang Yuezhou Pharmaceutical Company, Limited


Gentlemen:

This Letter of Intent outlines our mutual understanding of certain basic terms regarding a series of transactions described herein (collectively, the "Transactions") involving Zhejiang Yuezhou Pharmaceutical Company, Limited ("Yuezhou") Sense Holdings, Inc. ("SENSE") and (in certain cases) certain other parties. This Letter of Intent does not constitute a legally binding obligation or commitment of YUEZHOU or SENSE with respect to any matter provided for or contemplated herein (except as otherwise provided herein), and this Letter of Intent is subject to the execution and delivery of definitive documents with respect to all matters pertaining to the Transactions. Upon execution of a final merger agreement, which may be subject to shareholder approval and which shall take place no later than February 1, 2005 ("Closing Date"), SEHO and Yuezhou shall merge and abide by the following provisions:

1. Parties:

   A. Zhejiang Yuezhou Pharmaceutical Company, Limited ("Yuezhou") established in 1982, has two operating divisions; Pharmaceutical and Chemical. The company has total assets of $9mm, including $3.67 million in fixed assets and $5.71 million in current assets. Currently Yuezhou employs 172 employees, of which chemical technicians account for 17%.

   B. SENSE Holdings Inc. (TM) (SEHO) is a leading provider of biometric solutions, and micro-sensor identification systems. Sense develops products targeting Homeland Security, and offers solutions that improve and secure many business, military, and personal processes. Sense owns patents and intellectual property for MEMS based explosives detection technology licensed through a national government laboratory. The company has focused its efforts on the Homeland Security initiative. These products coupled with Sense's biometric solutions offer a complete product showcase for Time and Attendance, Homeland Security, and Nanotechnology. The Company has unique, custom developed hardware and software products. SENSE Holdings Inc. (TM) was incorporated in the state of Florida in July 1998. The principal business of the company is the design, development, and manufacture of enabling technology for explosives detection, human authentication and identification, access control and time and attendance systems. For more information, please visit www.senseme.com

2. Definitive Documentation. Promptly after the execution of this Letter of Intent, YUEZHOU and SENSE shall commence the negotiation and preparation of definitive documentation (the "Definitive Documentation"), providing for or effecting the Transactions, in forms mutually satisfactory to them, containing definitive terms, provisions, and conditions for the Transactions.

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The Definitive Documentation shall contain terms, provisions and conditions reflecting the following:

   A. Sense Holdings, Inc. will acquire 51% of Zhejiang Yuezhou Pharmaceutical Company, Limited (Yuezhou) in exchange for 12,000,000 shares of common stock of Sense Holdings, Inc.

   B. Upon the execution of a definitive merger agreement (the "Closing") Sense Holdings, Inc. will advance to Yuezhou the principal sum of $300,000 (USD). This advance will take the form of a $300,000 secured promissory note maturing in 24 months carrying an annual interest rate of 6% of which the interest will payable quarterly and the principal shall be due upon maturity. This note will be callable at the option of Sense Holdings, Inc. in the event certain criteria are not satisfied. This note will be secured by $600,000 worth of unencumbered tangible assets of YUEZHOU.

   C. Zhejiang Yuezhou Pharmaceutical Company, Limited and Sense Holdings, Inc. will work in good faith to prepare and file a form 8K/A including the audited financials of Zhejiang Yuezhou Pharmaceutical Company, Limited. In the event the audited financials represent gross revenues in excess of $6,000,000 (USD) and a gross profit in excess of $1,000,000 (USD) for the most recent fiscal year, Sense Holdings, Inc. will advance to Yuezhou the principal sum of $400,000
(USD). This advance will take the form of a $400,000 secured promissory note maturing in 18 months carrying an annual interest rate of 6% of which the interest will payable quarterly and the principal shall be due upon maturity. This note will be secured by $800,000 worth of unencumbered tangible assets of YUEZHOU. In the event the audited financials represent gross revenues less than $6,000,000 (USD) and a gross profit in excess of $1,000,000 (USD) for the most recent fiscal year, Sense Holdings, Inc. will have the right to call the principal and interest due on Note 1. Upon such notice Zhejiang Yuezhou Pharmaceutical Company, Limited will have 30 days to satisfy the call.

   D. 60 calendar days following the filing of the form 8K/A containing audited financials which represent gross revenues in excess of $6,000,000 (USD) and a gross profit in excess of $1,000,000 (USD) for the most recent fiscal year, Sense Holdings, Inc. will advance to Yuezhou the principal sum of $500,000
(USD). This advance will take the form of a $500,000 secured promissory note maturing in 18 months carrying an annual interest rate of 6% of which the interest will payable quarterly and the principal shall be due upon maturity. This note will be secured by $1,000,000 worth of unencumbered tangible assets of YUEZHOU.

   E. Upon Closing, Sense Holdings, Inc. will own a 51% interest in Zhejiang Yuezhou Pharmaceutical Company, Limited. Zhejiang Yuezhou Pharmaceutical Company, Limited will operate as a division of Sense Holdings, Inc. In the event Zhejiang Yuezhou Pharmaceutical Company, Limited, operating as a subsidiary, attains a level of gross revenues for a fiscal period in excess of $18,000,000
(USD) and a gross profit in excess of $2,000,000 (USD), Sense Holdings, Inc. will advise the board of directors of its desire to spin off the assets of Zhejiang Yuezhou Pharmaceutical Company, Limited. Upon approval from the board of directors, Sense Holdings, Inc. will take the proper actions to effect the registered spin off of Zhejiang Yuezhou Pharmaceutical Company, Limited as a SENSE entity. Thus Yuezhou will become a SENSE entity. ("Spin-off")

   F. Conversion: All principal amounts advanced to Zhejiang Yuezhou Pharmaceutical Company, Limited will be due upon maturity. In the event all interest obligations have been satisfied, and the board of directors of Sense Holdings, Inc. approves the Spin-off, Sense Holdings, Inc. can convert the remaining principal due into common shares of Zhejiang Yuezhou Pharmaceutical Company, Limited, SENSE entity. The principal due of $1,200,000 will be

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converted into a 20% equity stake in the Spin-Off entity. At this point Sense
Holdings, Inc. will be satisfied on all principal and interest due, and Zhejiang Yuezhou Pharmaceutical Company, Limited will tender (return or cancel) the 12,000,000 shares of Sense Holdings, Inc. received at Closing.

   G. Upon the approved registered spin-off of Yuezhou Pharmaceutical Company, Limited as a public entity, Yuezhou shall grant to advisors/consultants a 20% equity stake in Yuezhou Pharmaceutical Company, Limited, the public entity ("Finders Fee").

   H. SEHO auditor will be working with Yuezhou to complete 8-KA filing and future financial auditing and filings with the SEC. SEHO will be responsible for such expenses for auditing

   I. SEHO will be responsible for all legal and accounting expenses in association with the acquisition. Yuezhou will pay for its own legal and accounting expenses during its own due diligence while SEHO will pay for its own legal and accounting expenses during its own due diligence.

   J. SEHO and Yuezhou agree, in good faith, to the terms and conditions of this Letter of Intent and direct counsel to draw final documents for their mutual benefit to complete the transaction.

   K. This Letter of Intent may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be affected by facsimile transmission thereof. This version replaces and supersedes any earlier document, and a non-disclosure agreement shall also be signed between parties at the initial meeting with SEHO and Yuezhou executives.

   L. A tax-free reorganization, this transaction is subject to the laws of the United States of America and the rules and regulations of the Securities & Exchange Commission. For purposes of jurisdiction for this Agreement or any resultant litigation, the venue shall be Palm Beach County, Florida.

   M. After the Transactions and after compliance with all applicable laws, rules and regulations the Board of Directors of SENSE shall take all required action so that (i) one designee of YUEZHOU is elected to such Board of Directors.

   N. The Definitive Documentation shall contain customary representations, warranties and indemnities made by significant shareholders of YUEZHOU and SENSE as agreed upon by YUEZHOU, SENSE and such shareholders.

3. Latest Closing Date. YUEZHOU and SENSE agree to cooperate with each other fully, in good faith, and with the view of obtaining all necessary consents, executing and delivering the Definitive Documentation, and effecting the closing of the Transactions (the "Closing") as soon as possible but at least by February 1, 2005 ("Latest Closing Date").

4. Due Diligence. Each of YUEZHOU and SENSE agree to (a) give to the other party and its authorized representatives such access during regular business hours to the covenanting party's books, records, properties, personnel and to such other information as the other party reasonably requests and shall instruct the covenanting party's independent SENSE accountants to provide access to their work papers and such other information as the other party may reasonably request, and (b) cause its officers to furnish the other party with such financial and operating data and other information with respect to the

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business and properties of the covenanting party as the other party may reasonably request. Each party's obligation to complete the Transactions is expressly conditioned upon the receipt of information regarding the other party as such first party may request and upon such first party's approval of all such information. If either of the party finds any such information unacceptable for any reason, such party may elect not to enter into the Definitive Documentation or to consummate the Transactions.

5. Confidentiality. Neither party shall disclose to any third person (other than its accountants, attorneys, consultants, employees, agents and other representatives for purposes of evaluating the Transactions), except as may be required by applicable law, any information obtained pursuant to this Letter of Intent or otherwise in contemplation of the Transactions at any time, unless such information is otherwise already known by the party or is generally available to SENSE, or hereafter is disclosed to the party by a person who did not have an obligation not to disclose such information or hereafter becomes generally available to SENSE. In the event that the Transactions are not consummated by the Latest Closing Date as it may be hereafter extended, each party shall promptly return all non public information, documents and other written information containing information obtained pursuant to this Letter of Intent, including any item obtained in any investigation permitted pursuant to this Letter of Intent, and any copies thereof. Each party shall require its accountants, attorneys, consultants, employees, agents and other representatives not to disclose such information, unless required by applicable law.

6. Conduct of Business. After the date hereof and until the closing or the abandonment of the Transactions, YUEZHOU shall conduct its business in the ordinary course consistent with past practice and shall use reasonable efforts to keep its assets in good repair and working order except for ordinary wear and tear, maintain any existing insurance on the assets, and preserve intact YUEZHOU's business. Without limiting the generality of the foregoing, after the date hereof and until the closing or the abandonment of the Transactions, YUEZHOU shall not (a) make any acquisition, by means of a merger or otherwise, of a material amount of assets or securities, other than acquisitions in the ordinary course consistent with past practice; (b) agree to any sale, lease, encumbrance or other disposition of a material amount of assets or securities or any material change in its capitalization, other than sales or other dispositions in the ordinary course consistent with past practice; (c) enter into any material contract other than in the ordinary course of business or agree to any release or relinquishment of any material contract rights; (d) incur any long-term debt or short-term debt for borrowed money except for debt incurred in the ordinary course consistent with past practice; or (e) agree in writing or otherwise to take any of the foregoing actions.

7. Other Negotiations. Each of SENSE and YUEZHOU agrees that it shall not, directly or indirectly, and shall instruct its officers, directors, employees, agents or advisors or other representatives or consultants not to, directly or indirectly, until the Latest Closing Date or SENSE's or YUEZHOU's indication that it no longer desires to pursue the Transactions, solicit or initiate any proposals or offers from any person relating to any acquisition, purchase or sale of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with, SENSE or YUEZHOU.

8. Conditions Precedent to Closing. The Definitive Documentation shall provide that the Transactions are expressly conditioned upon the following:

   A. The Merger Agreement shall have been prepared and executed;

   B. SENSE shall have satisfied all of its periodic reporting requirements with the Commission through the date of the Merger. YUEZHOU will work with the SEC

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approved CPA identified by SENSE to coordinate filing of necessary filings as guided by the U.S. Securities and Exchange Commission

   C. The legal research and analysis as to the availability and anticipated perfection of exemptions from all applicable Federal and state securities offering registration requirements relating to the issuance of the Merger Consideration shall have been completed and shall be satisfactory to SENSE in its sole discretion; and

   D. All third party and other consents required for the Merger shall have been obtained; and

   E. The Merger shall have been approved by all necessary entity action on the part of YUEZHOU, SENSE and any subsidiary in accordance with all applicable law; and

   F. No action, suit or proceeding shall have been instituted or, to the knowledge of the parties, be pending or threatened before any court or other governmental body by any public agency or governmental authority seeking to restrain, enjoin or prohibit the Merger or to seek damages or other relief in connection therewith against any member of management of either YUEZHOU or SENSE; and

   G. Each party shall have satisfied its obligations above; and

   H. The business, legal, technical and financial due diligence of YUEZHOU's business shall have been completed and shall be satisfactory to SENSE in its sole discretion; and

   I. There shall not have been any material adverse change in the financial condition, operations, business prospects, employee relations, customer relations, assets, liabilities (accrued, absolute, contingent, or otherwise) or income of YUEZHOU, or the business of YUEZHOU;

   J. Dissenters' rights shall have been exercised with respect to no more than five percent (5%) of the outstanding shares of YUEZHOU's common stock; and

   K. No action, suit or proceeding shall have been instituted or, to the knowledge of the parties, be pending or threatened before any court or other governmental body by any Yuezhou party, SENSE party, public agency or governmental authority seeking to restrain, enjoin or prohibit the Merger or to seek damages or other relief in connection therewith against any member of management of either the YUEZHOU or SENSE; SENSE shall indemnify YUEZHOU against potential litigation arising from activities prior to the Merger, and YUEZHOU shall indemnify SENSE against potential litigation arising from activities prior to the Merger; and

9. Expenses. Each party shall be responsible for its own attorney fees and other costs and expenses, anticipated or otherwise, relating to preparing the Definitive Documentation.

10. Publicity. YUEZHOU and SENSE each agree that no SENSE statements will be made with respect to the transactions contemplated hereby unless such statements are required by applicable law or unless the other party hereto has consented to such disclosure, such consent not to be unreasonably withheld.

11. Governing Law. THIS LETTER OF INTENT AND THE DEFINITIVE DOCUMENTATION SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

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12. Termination. Either party hereto may terminate this Letter of Intent prior to the consummation of the Merger by giving written notice to the other of the notifying party's desire to terminate this Letter of Intent, and thereafter this Letter of Intent shall have no force and effect and the parties shall have no further obligations hereunder.

If this letter accurately reflects our agreements and understandings with respect to the proposed Merger, please confirm this by signing and returning the enclosed counterpart copy of this letter to the undersigned.

AGREED TO THIS ________ DAY OF DECEMBER 2004


Sense Holdings, Inc.                    Zhejiang Yuezhou Pharmaceutical Company,
                                        Limited


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